Exhibit 99.1

Verde Clean Fuels, Inc. Reports Second Quarter 2023 Financials Results and Announces Filing of Form 10-Q

Houston, TX, August 14, 2023 - Verde Clean Fuels, Inc. (“Verde” or the “Company”), an emerging leader in the production of renewable gasoline derived from renewable and natural gas feedstocks, today reported second quarter 2023 GAAP diluted loss per share of $(0.12). The loss consists of ongoing general and administrative, and research and development expenses related to the Company’s continuing focus on development of its first commercial facility based on Verde’s proprietary STG+® technology which is designed to produce gasoline utilizing either stranded natural gas or waste feedstocks that are otherwise landfilled.

Business Update Highlights

●	Signing of a Carbon Capture Agreement with Carbon TerraVault. Verde has entered into a non-binding agreement with Carbon TerraVault JV HoldCo, LLC, a carbon management partnership focused on carbon capture and sequestration, formed between Carbon TerraVault, a subsidiary of California Resources Corporation (“CRC”) (NYSE: CRC), and Brookfield Renewable (NYSE: BEP). The agreement provides for a plant location at CRC’s Net Zero Industrial Park in Kern County, California where Verde proposes to produce over 7 million gallons of renewable gasoline from agricultural waste while sequestering over 100,000 metric tons of carbon dioxide per year. The resulting fuel is expected to have a negative carbon intensity as a result of the carbon capture and sequestration. Gasoline produced at the Elk Hills facility is expected to qualify for the federal D3 RIN, California’s LCFS credit, and the EPA’s 45-Q carbon sequestration credit.

●	Selection of the site for Verde’s proposed natural gas-to-gasoline facility in West Texas. Verde and Cottonmouth Ventures have completed a preliminary evaluation of several possible Permian Basin locations, including a review of natural gas supply and available utilities, and the parties have selected the first development location for a potential joint project. The proposed facility would utilize undervalued Permian Basin gas and mitigate flaring and pipeline congestion in the region. Verde expects to enter into a Joint Development Agreement with Cottonmouth Ventures to proceed with Front End Engineering and Design (FEED), permitting, and other development activities required for Final Investment Decision (FID).

●	Holding of additional potential customer discussions for the Company’s renewable gasoline products. Verde is discussing long-term offtake arrangements with various entities for the purchase of D3 RINs, LCFS Credits, and gasoline produced by our facilities. Such an arrangement would help manage price risk associated with these commodities and would support our project finance requirements.

“During the second quarter, Verde’s business continued to progress meaningfully toward the first commercial deployment of our proprietary syngas-to-gasoline, or STG+, process,” said Ernie Miller, CEO of Verde. “The agreement we signed with Carbon TerraVault for carbon capture at the proposed Kern County facility site further evidences our commitment to reducing full cycle emissions from gasoline production. At the same time, site selection for our proposed West Texas facility in partnership with Cottonmouth Ventures moves us closer to helping to eliminate flaring of stranded natural gas in the region, and using otherwise wasted resources to drive the transition to clean fuels. I am incredibly proud of our teams for being leaders in the transition to clean transportation for all.”

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three-month ended	Three-month ended	Six-month ended	Six-month ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
General and administrative expenses	2,457,882	1,142,730	6,723,522	2,470,764
Contingent Consideration	-	(1,893,000)	(1,299,000)	(1,893,000)
Research and development expenses	85,812	72,562	168,474	169,804
Total Operating (income) expenses	2,543,694	(677,708)	5,592,996	747,568
Other (income)	(94,887)	-	(94,887)	-
Interest Expense	101,443	-	169,269	-
Provision for income taxes	-	-

Net income (net loss)	(2,550,250)	677,708	(5,667,377)	(747,568)
Net income (loss) attributable to noncontrolling interest	(1,801,103)	-	(4,343,770)
Net income (loss) attributable to Verde Clean Fuels, Inc.	(749,147)	677,708	(1,323,607)	(747,568)

Earnings per share
Weighted average Class A Common Stock outstanding, basic and diluted	6,130,487	N/A	6,127,383	N/A
Loss per Share of Class A Common Stock	(0.12)	N/A	(0.22)	N/A

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	June 30, 2023	December 31, 2022
Current assets:
Cash and cash equivalents	$33,165,369	$463,475
Restricted cash	100,000	-
Prepaid expenses	1,114,915	113,676
Deferred transaction costs	-	3,258,880
Deferred financing costs	28,847	6,277
Total current assets	34,409,131	3,842,308

Non-current assets:
Security deposits	258,000	258,000
Property, plant and equipment, net	6,254	7,414
Operating lease right-of-use assets, net	209,164	323,170
Finance lease right-of-use assets, net	5,378,154	-
Intellectual patented technology	1,925,151	1,925,151
Total non-current assets	7,776,723	2,513,735
Total assets	$42,185,854	$6,356,043

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$765,443	$2,857,223
Accrued liabilities	1,963,109	762,119
Operating lease liabilities – current portion	209,164	237,970
Finance lease liabilities – current portion	462,977	-
Notes payable – insurance premium financing	3,722	11,166
Promissory note – related party	409,279	-
Income taxes payable	292,673	-
Total current liabilities	4,106,367	3,868,478

Non-current liabilities:
Contingent consideration	-	1,299,000
Other accrued expenses – long term	-	-
Operating lease liabilities	-	85,200
Finance lease liabilities – long term	4,974,771	-
Total non-current liabilities	4,974,771	1,384,200
Total liabilities	$9,081,138	$5,252,678

Stockholders’ equity
Intermediate Member’s Equity	$-	$12,775,902
Class A common stock, par value $0.0001 per share, 9,387,836 shares issued and outstanding as of June 30, 2023	939	-
Class C common stock, par value $0.0001 per share, 22,500,000 shares issued and outstanding as of June 30, 2023	2,250	-
Additional paid in capital	34,460,323	-
Accumulated deficit	(22,502,750)	(11,672,537)
Noncontrolling interest	21,143,954	-
Total stockholders’ equity	33,104,716	1,103,365

Total liabilities and stockholders’ equity	$42,185,854	$6,356,043

About Verde Clean Fuels

Verde Clean Fuels, Inc. (Nasdaq: VGAS) is a renewable energy company focused on the development of commercial production plants to convert syngas, derived from diverse biomass feedstocks, such as yard waste, agricultural waste, and sorted municipal solid waste, as well as stranded or flared natural gas (including renewable natural gas) into gasoline through its innovative and proprietary liquid fuels technology, the STG+® process. Through its STG+® process, Verde converts syngas into fully finished fuels that require no additional refining, such as Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline. To learn more, please visit www.verdecleanfuels.com.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the benefits of the transaction, Verde’s future financial performance following the transaction, as well as Verde’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to realize the anticipated benefits of the business combination, the risks related to the growth of Verde’s business and the timing of expected business milestones; the ability of Verde to obtain financing in connection with the transaction or in the future; and the effects of competition on Verde’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently do not know or that Verde currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde’s expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at http://www.sec.gov.

Investor Relations Contact

Caldwell Bailey (ICR)

verdeIR@icrinc.com

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